UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 1, 1999

                                  AVTEAM, INC.
             (Exact name of registrant as specified in its charter)

          Florida                      0-20889                   65-0313187
----------------------------      --------------------      --------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation or               File Number)           Identification No.)
        organization)

                               3230 Executive Way
                             Miramar, Florida 33025
          ------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (954) 431-2359
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS.

         AVTEAM, Inc. (the "Company") has entered into an Amended and Restated Employment Agreement with Donald A. Graw ("Graw Restated Agreement"), the Company's President and Chief Executive Officer, dated September 1, 1999. Mr. Graw's prior agreement would have expired December 6, 1999. Graw Restated Agreement amends and extends Mr. Graw's original employment agreement with the Company, dated January 1, 1994, as amended, through September 1, 2002. Graw Restated Agreement provides for Mr. Graw's continued employment as President and Chief Executive Officer of the Company. Mr. Graw is to receive an annual base salary ("Salary") of $350,000.00, subject to cost of living adjustment. The foregoing does not purport to be a complete description of the Graw Restated Agreement and reference is made to the Graw Restated Agreement filed as an exhibit hereto for all of its terms and conditions.

         The Company has also entered into an Amended and Restated Employment Agreement with Jaime J. Levy ("Levy Restated Agreement"), the Company's Executive Vice President, dated September 1, 1999. Mr. Levy's prior agreement would have expired December 6, 1999. Levy Restated Agreement amends and extends Mr. Levy's original employment agreement with the Company, dated January 1, 1994, as amended, through September 1, 2002. Levy Restated Agreement provides for Mr. Levy's continued employment as Executive Vice President of the Company. Mr. Levy is to receive an annual base salary ("Salary") of $300,000.00, subject to cost of living adjustment. The foregoing does not purport to be a complete description of the Levy Restated Agreement and reference is made to the Levy Restated Agreement filed as an exhibit hereto for all of its terms and conditions.

ITEM 7.  EXHIBITS.

EXHIBIT NO.                DOCUMENT

         10.1 Amended and Restated Employment Agreement by and between the Company and Donald A. Graw, dated September 1, 1999.

         10.2 Amended and Restated Employment Agreement by and between the Company and Jaime J. Levy, dated September 1, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AVTEAM, INC.

Date:    September 10, 1999        By:    /s/ Donald A. Graw
                                          -------------------------------------
                                          Donald A. Graw
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
---------------     ------------------------------------------------------------
10.1                Amended and Restated Employment Agreement by and between the
                    Company and Donald A. Graw, dated September 1, 1999.

10.2 Amended and Restated Employment Agreement by and between the Company and Jaime J. Levy, dated September 1, 1999.